SERVICE REQUEST
                                                                  EXHIBIT (e)(5)
PLATINUM
--------------------------------------
                     Investor(SM) PLUS
--------------------------------------
AIG AMERICAN GENERAL LIFE
--------------------------------------------------------------------------------

Platinum Investor Plus -- Fixed Option                      MFS Variable Insurance Trust
                                                            ----------------------------
   . Division 301 - AGL Declared Fixed Interest Account        . Division 340 - MFS Capital Opportunities
                                                               . Division 338 - MFS Emerging Growth
Platinum Investor Plus-- Variable Divisions                    . Division 341 - MFS New Discovery
                                                               . Division 339 - MFS Research
AIM Variable Insurance Funds                                Neuberger Berman Advisers Management Trust
----------------------------                                ------------------------------------------
   . Division 316 - AIM V.I. International Growth              . Division 342 - Mid-Cap Growth
   . Division 317 - AIM V.I. Premier Equity                 Oppenheimer Variable Account Funds
The Alger American Fund                                     ----------------------------------
-----------------------                                        . Division 365 - Oppenheimer Global Securities
   . Division 368 - Alger American Leveraged AllCap            . Division 364 - Oppenheimer Multiple Strategies
   . Division 367 - Alger American MidCap Growth            PIMCO Variable Insurance Trust
American Century Variable Portfolios, Inc.                  ------------------------------
------------------------------------------                     . Division 344 - PIMCO Real Return
   . Division 318 - VP Value                                   . Division 343 - PIMCO Short-Term
Credit Suisse Trust                                            . Division 345 - PIMCO Total Return
-------------------                                         Putnam Variable Trust
   . Division 356 - Small Cap Growth                        ---------------------
Dreyfus Investment Portfolios                                  . Division 346 - Putnam VT Diversified Income
-----------------------------                                  . Division 347 - Putnam VT Growth and Income
   . Division 329 - MidCap Stock                               . Division 348 - Putnam VT Int'l Growth and Income
Dreyfus Variable Investment Fund                            SAFECO Resource Series Trust
--------------------------------                            ----------------------------
   . Division 327 - Quality Bond                               . Division 349 - Equity
   . Division 328 - Developing Leaders                         . Division 350 - Growth Opportunities
Fidelity Variable Insurance Products Fund                   SunAmerica Series Trust
-----------------------------------------                   -----------------------
   . Division 333 - VIP Asset Manager                          . Division 361 - Aggressive Growth
   . Division 332 - VIP Contrafund                             . Division 360 - SunAmerica Balanced
   . Division 330 - VIP Equity-Income                       The Universal Institutional Funds, Inc.
   . Division 331 - VIP Growth                              ---------------------------------------
   . Division 362 - VIP Mid Cap                                . Division 351 - Equity Growth
Franklin Templeton Variable Insurance Products Trust           . Division 352 - High Yield
----------------------------------------------------        VALIC Company I
   . Division 363 - Franklin Small Cap Value Securities     ---------------
   . Division 357 - Franklin U.S. Government                   . Division 319 - International Equities
   . Division 358 - Mutual Shares Securities                   . Division 320 - Mid Cap Index
   . Division 359 - Templeton Foreign Securities               . Division 321 - Money Market I
Goldman Sachs Variable Insurance Trust                         . Division 322 - Nasdaq-100 Index
--------------------------------------                         . Division 325 - Science & Technology
   . Division 369 - Goldman Sachs Capital Growth               . Division 324 - Small Cap Index
Janus Aspen Series                                             . Division 323 - Stock Index
------------------                                          Vanguard Variable Insurance Fund
   . Division 334 - International Growth                    --------------------------------
   . Division 336 - Mid Cap Growth                             . Division 353 - High Yield Bond
   . Division 335 - Worldwide Growth                           . Division 354 - REIT Index
J.P. Morgan Series Trust II                                 Van Kampen Life Investment Trust
---------------------------                                 --------------------------------
   . Division 366 - JPMorgan Mid Cap Value                     . Division 355 - Growth & Income
   . Division 337 - JPMorgan Small Company

AGLC100182                                                               Rev1203

[LOGO] AIG AMERICAN
           GENERAL                                                                                 Variable Universal Life Insurance
                                                                                                                     Service Request

American General Life Insurance Company ("AGL")                                                 Complete and return this request to:
A member company of American International Group, Inc.                                           Variable Universal Life Operations,
                                                                                               P.O. Box 4880, Houston, TX 77210-4880
                                                                               (888) 325-9315 or (713) 831-3443. Fax: (877) 445-3098
                                                                                              . Hearing Impaired/TDD: (888) 436-5258
------------------------------------------------------------------------------------------------------------------------------------
[_] POLICY         1.  POLICY #: __________________________________ INSURED: _______________________________________________________
    IDENTIFICATION
                       ADDRESS: ____________________________________________________________________________New Address (yes) (no)
COMPLETE THIS SECTION
  FOR ALL REQUESTS.    Primary Owner (If other than an insured): ___________________________________________

                       Address: ____________________________________________________________________________New Address (yes) (no)

                       Primary Owner's S.S. No. or Tax I.D. No._________________Phone Number: (     )______ -_____________________

                       Joint Owner (If applicable):______________________________________________________________

                       Address: ____________________________________________________________________________New Address (yes) (no)
------------------------------------------------------------------------------------------------------------------------------------
[_] NAME           2.  Change Name Of: (Circle One)   Insured   Owner   Payor   Beneficiary
    CHANGE
                       Change Name From: (First, Middle, Last)                  Change Name To: (First, Middle, Last)
Complete this section
if the name of one of  _____________________________________________________    ____________________________________________________
   the Contingent
  Insureds, Owner,
Payor or Beneficiary   Reason for Change: (Circle One)Marriage  Divorce  Correction  Other (Attach copy of legal proof)
     has changed.
 (Please note, this
 does not change the
 Contingent Insureds,
  Owner, Payor or
    Beneficiary
   designation.)
------------------------------------------------------------------------------------------------------------------------------------
[_] CHANGE IN   3.     INVESTMENT DIVISION                   PREM %   DED %    INVESTMENT DIVISION                    PREM %  DED %
    ALLOCATION         AIM Variable Insurance Funds                            Neuberger Berman Advisers Management Trust
    PERCENTAGES        (316) AIM V.I. International Growth   ______   ______   (342) Mid-Cap Growth                   ______  ______
                       (317) AIM V.I. Premier Equity         ______   ______   Oppenheimer Variable Account Funds
Use this section to    The Alger American Fund                                 (365) Oppenheimer Global Securities    ______  ______
indicate how premiums  (368) Alger American Leveraged AllCap ______   ______   (364) Oppenheimer Multiple Strategies  ______  ______
or monthly deductions  (367) Alger American MidCap Growth    ______   ______   PIMCO Variable Insurance Trust
are to be allocated.   American Century Variable Portfolios, Inc.              (344) PIMCO Real Return                ______  ______
Total allocation in    (318) VP Value                        ______   ______   (343) PIMCO Short-Term                 ______  ______
each column must       Credit Suisse Trust                                     (345) PIMCO Total Return               ______  ______
equal 100%; whole      (356) Small Cap Growth                ______   ______   Putnam Variable Trust
numbers only.          Dreyfus Investment Portfolios                           (346) Putnam VT Diversified Income     ______  ______
                       (329) MidCap Stock                    ______   ______   (347) Putnam VT Growth and Income      ______  ______
   Goldman Sachs       Dreyfus Variable Investment Fund                        (348) Putnam VT Int'l Growth and Income______  ______
 Variable Insurance    (327) Quality Bond                    ______   ______   SAFECO Resource Series Trust
   Trust is not        (328) Developing Leaders              ______   ______   (349) Equity                           ______  ______
available for premium  Fidelity Variable Insurance Products Fund               (350) Growth Opportunities             ______  ______
    allocations.       (333) VIP Asset Manager               ______   ______   SunAmerica Series Trust
                       (332) VIP Contrafund                  ______   ______   (361) Aggressive Growth                ______  ______
  SAFECO Resource      (330) VIP Equity-Income               ______   ______   (360) SunAmerica Balanced              ______  ______
  Series Trust is      (331) VIP Growth                      ______   ______   The Universal Institutional Funds, Inc.
 available for only    (362) VIP Mid Cap                     ______   ______   (351) Equity Growth                    ______  ______
 for owners who had    Franklin Templeton Variable Insurance Products Trust    (352) High Yield                       ______  ______
 allocations before    (363) Franklin Small Cap Value                          VALIC Company I
 5/1/03 (even if the         Securities                      ______   ______   (319) International Equities           ______  ______
 owner had no SAFECO   (357) Franklin U.S. Government        ______   ______   (320) Mid Cap Index                    ______  ______
    balance as of      (358) Mutual Shares Securities        ______   ______   (321) Money Market I                   ______  ______
      5-1-03).         (359) Templeton Foreign Securities    ______   ______   (322) Nasdaq-100 Index                 ______  ______
                       Goldman Sachs Variable Insurance Trust                  (325) Science & Technology             ______  ______
                       (369) Goldman Sachs Capital Growth      NA     ______   (324) Small Cap Index                  ______  ______
                       Janus Aspen Series                                      (323) Stock Index                      ______  ______
                       (334) International Growth            ______   ______   Vanguard Variable Insurance Fund
                       (336) Mid Cap Growth                  ______   ______   (353) High Yield Bond                  ______  ______
                       (335) Worldwide Growth                ______   ______   (354) REIT Index                       ______  ______
                       J.P. Morgan Series Trust II                             Van Kampen Life Investment Trust
                       (366) JPMorgan Mid Cap Value          ______   ______   (355) Growth & Income                  ______  ______
                       (337) JPMorgan Small Company          ______   ______   Other:________________________         ______  ______
                       MFS Variable Insurance Trust                            (301) AGL Declared Fixed Interest
                       (340) MFS Capital Opportunities       ______   ______         Account                          ______  ______
                       (338) MFS Emerging Growth             ______   ______                                            100%    100%
                       (341) MFS New Discovery               ______   ______
                       (339) MFS Research                    ______   ______

------------------------------------------------------------------------------------------------------------------------------------
AGLC100182                                                     PAGE 2 OF 5                                                   REV1203

------------------------------------------------------------------------------------------------------------------------------------
[_] MODE OF           4.
    PREMIUM               Indicate frequency and premium amount desired: $____________ Annual $ ____________ Semi-Annual
    PAYMENT/BILLING
    METHOD CHANGE                        $ ____________ Quarterly  $ _________Monthly (Bank Draft Only)


  Use this section to     Indicate billing method desired: _____Direct Bill _____Pre-Authorized Bank Draft (attach a Bank Draft
  change the billing      Authorization Form and "Void" Check)
frequency and/or method
  of premium payment.
Note, however, that AGL   Start Date: ________/________/________
 will not bill you on a
  direct monthly basis.
Refer to your policy and
 its related prospectus
for further information
  concerning minimum
 premiums and billing
        options.
------------------------------------------------------------------------------------------------------------------------------------
[_] LOST POLICY       5.  I/we hereby certify that the policy of insurance for the listed policy has been __LOST ____DESTROYED
    CERTIFICATE           ____OTHER.

                          Unless I/we have directed cancellation of the policy, I/we request that a:

 Complete this section if            ______Certificate of Insurance at no charge
      applying for a
 Certificate of Insurance            ______Full duplicate policy at a charge of $25
  or duplicate policy to
    replace a lost or     be issued to me/us. If the original policy is located, I/we will return the Certificate or duplicate misplaced policy. If a  policy to AGL for cancellation.
full duplicate policy is
being requested, a check
 or money order for $25
 payable to AGL must be
   submitted with this
         request.

------------------------------------------------------------------------------------------------------------------------------------
[_] DOLLAR COST       6.  Designate the day of the month for transfers: ____(choose a day from 1-28)
    AVERAGING
                          Frequency of transfers (check one):  ____Monthly ________Quarterly ______Semi-Annually ______Annually

                          I want: $ __________($100 minimum) taken from the Money Market I Division and transferred to the following
                          Divisions:

($5,000 minimum initial
 accumulation value) An   AIM Variable Insurance Funds                          Neuberger Berman Advisers Management Trust
 amount may be deducted   ----------------------------                          ------------------------------------------
 periodically from the    (316) AIM V.I. International Growth       $ ________  (342) Mid-Cap Growth                     $ ________
Money Market I Division   (317) AIM V.I. Premier Equity             $ ________
 and placed in one or                                                           Oppenheimer Variable Account Funds
 more of the Divisions                                                          ----------------------------------
listed. The AGL Declared  The Alger American Fund                               (365) Oppenheimer Global Securities      $ ________
Fixed Interest Account    -----------------------                               (364) Oppenheimer Multiple Strategies    $ ________
 is not available for     (368) Alger American Leveraged AllCap     $ ________
  Dollar Cost Averaging.  (367) Alger American MidCap Growth        $ ________
  Please refer to the                                                           PIMCO Variable Insurance Trust
   prospectus for more                                                          ------------------------------
  information on the      American Century Variable Portfolios, Inc.            (344) PIMCO Real Return                  $ ________
 Dollar Cost Averaging    ------------------------------------------            (343) PIMCO Short-Term                   $ ________
Option. Note: Automatic   (318) VP Value                            $ ________  (345) PIMCO Total Return                 $ ________
   Rebalancing is not
available if the Dollar   Credit Suisse Trust
Cost Averaging Option     -------------------
       is chosen.         (356) Small Cap Growth                    $ ________  Putnam Variable Trust
 SAFECO Resource Series                                                         ---------------------
Trust is available only                                                         (346) Putnam VT Diversified Income       $ ________
  for owners who had      Dreyfus Investment Portfolios                         (347) Putnam VT Growth and Income        $ ________
  allocations before      -----------------------------                         (348) Putnam VT Int'l Growth and Income  $ ________
 5/1/03 (even if the      (329) MidCap Stock                        $ ________
  owner had no SAFECO
  balance as of 5-1-03).  Dreyfus Variable Investment Fund                      SAFECO Resource Series Trust
                           --------------------------------                     ----------------------------
                          (327) Quality Bond                        $ ________  (349) Equity                             $ _______
                          (328) Developing Leaders                  $ ________  (350) Growth Opportunities               $ _______

                          Fidelity Variable Insurance Products Fund             SunAmerica Series Trust
                          -----------------------------------------             -----------------------
                          (333) VIP Asset Manager                   $ ________  (361) Aggressive Growth                  $ ________
                          (332) VIP Contrafund                      $ ________  (360) SunAmerica Balanced                $ ________
                          (330) VIP Equity-Income                   $ ________
                          (331) VIP Growth                          $ ________  The Universal Institutional Funds, Inc.
                          (362) VIP Mid Cap                         $ ________  ---------------------------------------
                                                                                (351) Equity Growth                      $ ________
                                                                                (352) High Yield                         $ ________

                          Franklin Templeton Variable Insurance Products Trust  VALIC Company I
                          ----------------------------------------------------  ---------------
                          (363) Franklin Small Cap Value Securities $ ________  (319) International Equities             $ ________
                          (357) Franklin U.S. Government            $ ________  (320) Mid Cap Index                      $ ________
                          (358) Mutual Shares Securities            $ ________  (321) Money Market 1                     $ ________
                          (359) Templeton Foreign Securities        $ ________  (322) Nasdaq-100 Index                   $ ________
                                                                                (325) Science & Technology               $ ________
                                                                                (324) Small Cap Index                    $ ________
                          Janus Aspen Series                                    (323) Stock Index                        $ ________
                          ------------------
                          (334) International Growth                $ ________
                          (336) Mid Cap Growth                      $ ________
                          (335) Worldwide Growth                    $ ________
                                                                                Vanguard Variable Insurance Fund
                                                                                --------------------------------
                          J.P. Morgan Series Trust II                           (353) High Yield Bond                    $ ________
                          ---------------------------                           (354) REIT Index                         $ ________
                          (366) JPMorgan Mid Cap Value              $ ________
                          (337) JPMorgan Small Company              $ ________
                                                                                Van Kampen Life Investment Trust
                                                                                --------------------------------
                          MFS Variable Insurance Trust                          (355) Growth & Income                    $ ________
                          ----------------------------
                          (340) MFS Capital Opportunities           $ ________  Other: ___________________________       $ ________
                          (338) MFS Emerging Growth                 $ ________
                          (341) MFS New Discovery                   $ ________
                          (339) MFS Research                        $ ________


                          ______INITIAL HERE TO REVOKE DOLLAR COST AVERAGING ELECTION.
------------------------------------------------------------------------------------------------------------------------------------

AGLC100182                         PAGE 3 OF 5                           REV1203

------------------------------------------------------------------------------------------------------------------------------------
[_]    AUTOMATIC      7.      Indicate frequency: ______Quarterly ______Semi-Annually________Annually
       REBALANCING
     ($5,000 minimum                              (Division Name or Number)                        (Division Name or Number)
accumulation value) Use this    ________%: ____________________________________  _________%: _______________________________________
section to apply for or make
  changes to Automatic          ________%: ____________________________________  _________%: _______________________________________
Rebalancing of the variable
divisions. Please refer to the  ________%: ____________________________________  _________%: _______________________________________
   prospectus for more
information on the Automatic    ________%: ____________________________________  _________%: _______________________________________
 Rebalancing Option.
 Note: Dollar Cost Averaging    ________%: ____________________________________  _________%: _______________________________________
  is not available if the
   Automatic Rebalancing        ________%: ____________________________________  _________%: _______________________________________
    Option is chosen.
                                ________%: ____________________________________  _________%: _______________________________________

 Goldman Sachs Variable         ________%: ____________________________________  _________%: _______________________________________
Insurance Trust and SAFECO
  Resource Series Trust         ________%: ____________________________________  _________%: _______________________________________
new Automatic Rebalancing
---                             ________%: ____________________________________  _________%: _______________________________________
may be restricted.

                                ___________INITIAL HERE TO REVOKE AUTOMATIC REBALANCING ELECTION.
------------------------------------------------------------------------------------------------------------------------------------
[_]  TELEPHONE        8.   I (/we if Joint Owners) hereby authorize AGL to act on telephone instructions to transfer values among
     PRIVILEGE             the Variable Divisions and AGL Declared Fixed Interest Account and to change allocations for future
     AUTHORIZATION         purchase payments and monthly deductions.

                           Initial the designation you prefer:
  Complete this section
 if you are applying for   ________Policy Owner(s) only -- If Joint Owners, either one acting independently.
   or revoking current
  telephone privileges.    ________Policy Owner(s) or Agent/Registered Representative who is appointed to represent AGL and the firm authorized to service my policy.

                           AGL and any non-owner designated by this authorization will not be responsible for any claim, loss or expense based upon telephone transfer or allocation instructions received and acted upon in good faith, including losses due to telephone instruction communication errors. AGL's liability for erroneous transfers or allocations, unless clearly contrary to instructions received, will be limited to correction of the allocations on a current basis. If an error, objection or other claim arises due to a telephone transaction, l will notify AGL in writing within five working days from the receipt of the confirmation of the transaction from AGL. I understand that this authorization is subject to the terms and provisions of my variable universal life insurance policy and its related prospectus. This authorization will remain in effect until my written notice of its revocation is received by AGL at the address printed on the top of this service request form.

                           ________INITIAL HERE TO REVOKE TELEPHONE PRIVILEGE AUTHORIZATION.
------------------------------------------------------------------------------------------------------------------------------------
[_] CORRECT AGE       9.

Use this section to        Name of Insured for whom this correction is submitted: ________________________________________
 correct the age of
any person covered         Correct DOB: ________/________/________
under this policy.
  Proof of the
correct date of birth
must accompany this
  request.
------------------------------------------------------------------------------------------------------------------------------------
[_]  TRANSFER OF     10.                                          (Division Name or Number)           (Division Name or Number)
     ACCUMULATED
     VALUES                Transfer  $ _______  or ______% from _______________________________ to _________________________________

 Use this section if       Transfer  $ _______  or ______% from _______________________________ to _________________________________
you want to move money
between divisions. The     Transfer  $ _______  or ______% from _______________________________ to _________________________________
  minimum amount for
transfers is $500.00.      Transfer  $ _______  or ______% from _______________________________ to _________________________________
 Withdrawals from the
  AGL Declared Fixed       Transfer  $ _______  or ______% from _______________________________ to _________________________________
Interest Account to
 a Variable Division       Transfer  $ _______  or ______% from _______________________________ to _________________________________
  may only be made
  within the 60 days       Transfer  $ _______  or ______% from _______________________________ to _________________________________
  after a contract
  anniversary. See         Transfer  $ _______  or ______% from _______________________________ to _________________________________
transfer limitations
outlined in prospectus.    Transfer  $ _______  or ______% from _______________________________ to _________________________________
 If a transfer causes
 the balance in any        Transfer  $ _______  or ______% from _______________________________ to _________________________________
division to drop below
$500, AGL reserves the
right to transfer the
 remaining balance.
   Amounts to be
transferred should be
indicated in dollar or
 percentage amounts,
maintaining consistency
    throughout.

 Goldman Sachs Variable
  Insurance Trust and
SAFECO Resource Series
Trust new transfers may
      ---
     be restricted
------------------------------------------------------------------------------------------------------------------------------------

AGLC100182                                                              Rev 1203
                                  PAGE 4 OF 5

------------------------------------------------------------------------------------------------------------------------------------
[_]  REQUEST FOR      11.     ________I request a partial surrender of $ ______________or ______% of the net cash surrender value.
     PARTIAL
     SURRENDER/               ________I request a loan in the amount of $________________.
     POLICY LOAN
                              ________I request the maximum loan amount available from my policy.


Use this section to apply     Unless you direct otherwise below, proceeds are allocated according to the deduction allocation
 for a partial surrender      percentages in effect, if available; otherwise they are taken pro-rata from the AGL Declared Fixed
from or policy loan against   Interest Account and Variable Divisions in use.
policy values. For detailed
information concerning these
two options please refer to
your policy and its related
prospectus. If applying for
a partial surrender, be sure  ____________________________________________________________________________________________________
 to complete the Notice of
Withholding section of this   ____________________________________________________________________________________________________
Service Request in addition
     to this section.         ____________________________________________________________________________________________________


------------------------------------------------------------------------------------------------------------------------------------
[_]  NOTICE OF        12.     The taxable portion of the distribution you receive from your variable universal life insurance policy
     WITHHOLDING              is subject to federal income tax withholding unless you elect not to have withholding apply.
                              Withholding of state income tax may also be required by your state of residence. You may elect not to
Complete this section if you  have withholding apply by checking the appropriate box below. If you elect not to have withholding
 have applied for a partial   apply to your distribution or if you do not have enough income tax withheld, you may be responsible
  surrender in Section 11.    for payment of estimated tax. You may incur penalties under the estimated tax rules, if your withholding and estimated tax are not sufficient.


                              Check one: ______ I do want income tax withheld from this distribution.

                                       ________ I do not want income tax withheld from this distribution.

                              If no election is made, we are REQUIRED to withhold Federal Income Tax (if applicable).

------------------------------------------------------------------------------------------------------------------------------------
[_] AFFIRMATION       13.     CERTIFICATION: Under penalties of perjury, I certify: (1) that the number shown on this form is my
    SIGNATURE                 correct taxpayer identification number and; (2) that I am not subject to backup withholding under
                              Section 3406(a)(1)(C) of the Internal Revenue Code.
Complete this section for
      ALL requests.           The Internal Revenue Service does not require your consent to any provision of this document other than the certification required to avoid backup withholding.



                              Dated at______________________________ this_________ day of_________________________, ______________.
                                      CITY, STATE


                              X                                                   X
                              ------------------------------------------------    ------------------------------------------------
                              SIGNATURE OF OWNER                                  SIGNATURE OF WITNESS


                              X                                                   X
                              ------------------------------------------------    ------------------------------------------------
                              SIGNATURE OF JOINT OWNER                            SIGNATURE OF WITNESS


                              X                                                   X
                              ------------------------------------------------    ------------------------------------------------
                              SIGNATURE OF ASSIGNEE                               SIGNATURE OF WITNESS



------------------------------------------------------------------------------------------------------------------------------------

AGLC 100182                       PAGE 5 OF 5                            REV1203